SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the registrant ☐

Filed by a party other than the registrant ☒

Check the appropriate box:

☐ Preliminary proxy statement.

☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐ Definitive proxy statement.

☒ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

HARVARD ILLINOIS BANCORP, INC.

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(Name of Registrant as Specified in its Charter)

STILWELL VALUE PARTNERS II, L.P.

STILWELL VALUE PARTNERS VII, L.P.

STILWELL PARTNERS, L.P.

STILWELL VALUE LLC

JOSEPH STILWELL

MARK S. SALADIN

SCOTT RIPKEY

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(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

The Stilwell Group

111 Broadway, 12th Floor

New York, NY 10006

(212) 269-1551

INFO@STILWELLGROUP.COM

April 18, 2013

Dear Fellow Shareholder,

We believe the HARI Board needs strong-minded, independent directors who will act in the best interest of public shareholders, the owners of the Company. With our opportunity to run for one of seven board seats, we are asking for your support to add a fresh perspective to the current Board.

We have nominated Mark Saladin because he is committed to representing the shareholders and to maximizing shareholder value. Mark, a partner at the Woodstock law firm of Zanck, Coen, Wright & Saladin, P.C., is an accomplished, active member of the McHenry community. He serves as a director on the boards of the City Council of Woodstock and the McHenry County Youth Sports Association (MCYSA). We believe Mark will be a valuable addition to the HARI Board by working productively with the other directors to achieve positive results while contributing an outside viewpoint.

HARI’s Board and Management have been unable to generate returns that we consider sufficient for HARI to remain an independent company. Therefore, we believe HARI should sell to a better-run community bank. Mark Saladin shares our belief that this is the best way to maximize shareholder value.

Sincerely,

Joseph Stilwell

Proxy

This proxy is solicited by the Stilwell Group in opposition to the Board of Directors of Harvard Illinois Bancorp, Inc. for the 2013 Annual Meeting of Stockholders

This solicitation is not being made by the Board of Directors of Harvard Illinois Bancorp, Inc.

The undersigned hereby appoints Ms. Corissa Briglia, Mr. Charles W. Garske, Mr. Bruce H. Goldfarb, Ms. Megan Parisi, and Mr. Spencer L. Schneider, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of common stock, par value $0.01 per share, of Harvard Illinois Bancorp, Inc. ("Harvard Illinois Bancorp" or the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the Harvard Police Station located at 201 West Front St., 2nd Floor, Harvard, Illinois, on May 23, 2013 at 8:00 a.m., Illinois Time, or any adjournments or postponements thereof and at any meeting called in lieu thereof (the "Annual Meeting").

This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. **Unless otherwise specified, this proxy will be voted "FOR" the election of the Stilwell Group's Nominee for election as director as noted on the reverse, "AGAINST" the Company's non-binding proposal to approve its executive compensation, FOR "1 Year" with respect to the Company's non-binding proposal regarding future advisory votes on executive compensation, and "FOR" the ratification of the appointment of BKD, LLP as the Company's independent registered public accountants for 2013.** This proxy revokes all prior proxies given by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 23, 2013. The Stilwell Group's Proxy Statement and form of GREEN proxy card are available at www.myproxyonline.com/HarvardIllinois.

For registered shares, your proxy must be received by 11:59 P.M. Central Daylight Time on May 22, 2013.

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

The Stilwell Group recommends that you vote "FOR" the election of the Stilwell Group's Nominee, Mark S. Saladin, as a director, "AGAINST" the Company's non-binding proposal to approve its executive compensation, FOR "1 Year" with respect to the Company's non-binding proposal regarding future advisory votes on executive compensation, and "FOR" the ratification of the appointment of BKD, LLP as the Company's independent registered public accountants.

1. ELECTION OF DIRECTORS

— To elect Mr. Mark S. Saladin

☐ FOR ☐ WITHHOLD

The Stilwell Group intends to use this proxy to vote for the persons who have been nominated by the Company to serve as Directors, other than the Company nominee noted below. There is no assurance that the candidates nominated by the Company will serve as Directors if the Stilwell Group's Nominee is elected. You should refer to the Company's proxy statement and form of proxy distributed by the Company for the name, background, qualifications and other information concerning the Company's nominees. The Stilwell Group is NOT seeking authority to vote for and will NOT exercise any authority for William D. Schack.

Note: If you wish to withhold authority from voting on any of the persons who have been nominated by the Company to serve as Director, other than William D. Schack, write the name(s) of the Company nominee(s) in the space below:

2. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

☐ 1 YEAR ☐ 2 YEARS ☐ 3 YEARS ☐ ABSTAIN

4. RATIFICATION OF THE APPOINTMENT OF BKD, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR HARVARD ILLINOIS BANCORP, INC. FOR THE YEAR ENDING DECEMBER 31, 2013.

☐ FOR ☐ AGAINST ☐ ABSTAIN

In his or her discretion, each Proxy is authorized to vote upon such other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof, as provided in the Proxy Statement provided herewith.

Dated: ____________________

____________________ ____________________

Signature Title

____________________ ____________________

Signature (if held jointly) Title

Please sign exactly as your name(s) appear on the proxy card(s) previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.

▲ **PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.** ▲

Electronic Voting Instructions

You can vote by Internet or telephone! Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Central Daylight Time, on May 22, 2013.

Vote by Internet

- Log on to the Internet and go to www.myproxyonline.com
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-866-437-4543 within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.